UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                        January 26, 2004

CONTANGO OIL & GAS COMPANY

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-24971	95-4079863
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3700 BUFFALO SPEEDWAY, SUITE 960

HOUSTON, TEXAS 77098

(Address of principal executive offices)

(713) 960-1901

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is a list of exhibits filed as part of this Form 8-K. Where so indicated by footnote, exhibits, which were previously filed, are incorporated by reference.

Exhibit No.	Description of Document
99.1	Press release dated January 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

Date: January 28, 2004	By:	/s/ KENNETH R. PEAK

Kenneth R. Peak
Chairman and Chief Executive Officer

Date: January 28, 2004	By:	/s/ LESIA BAUTINA

Lesia Bautina
Vice President and Controller

2